UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	May 10, 2005

Johnson Outdoors Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16255	39-1536083
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

555 Main Street, Racine, Wisconsin 53403
(Address of principal executive offices, including zip code)

(262) 631-6600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.

On May 10, 2005, Johnson Outdoors Inc. (the “Company”) issued a press release announcing results for the fiscal second quarter ended April 1, 2005 (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99 to this Report.

The information in this Item 2.02, including Exhibit 99, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 8.01.     Other Events.

Johnson Outdoors Inc. (the "Company") has changed the scheduled date for its annual meeting of shareholders (the "2005 Annual Meeting") which was previously announced on April 7, 2005.  The new date for the 2005 Annual Meeting will be July 26, 2005. The record date for the 2005 Annual Meeting is June 3, 2005.

The deadline for submitting shareholder proposals to be included in the Company's proxy statement and form of proxy for the 2005 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act ("Rule 14a-8") is May 20, 2005. In addition, pursuant to the Company's Bylaws, shareholders who otherwise wish to bring business before the annual meeting must give written notice to the Secretary of the Company, complying with the requirements in the Company's Bylaws, not more than 90 days prior to the date of such annual meeting and not less than the close of business on the later of (i) the 60th day prior to such annual meeting and (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Under the Bylaws, if the Company does not receive notice of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals shareholders intend to present at the 2005 Annual Meeting but do not intend to have included in the Company's proxy statement and form of proxy for such meeting) prior to the close of business on May 27, 2005 then the notice will be considered untimely and the Company will not be required to present such proposal at the 2005 Annual Meeting. If the Board of Directors chooses to present such proposal at the 2005 Annual Meeting, then the persons named in proxies solicited by the Board of Directors for the 2005 Annual Meeting may exercise discretionary voting power with respect to such proposal. Proposals should be directed to the attention of the Corporate Secretary, Johnson Outdoors Inc., 555 Main Street, Racine, Wisconsin 53403.

Item 9.01.    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is being furnished herewith:

99	Press Release Dated May 10, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON OUTDOORS INC.
Date: May 10, 2005	By: /s/ Paul A. Lehmann
Its: Vice President and Chief Financial Officer

JOHNSON OUTDOORS INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99	Press Release Dated May 10, 2005.

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